UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022 (July 29, 2022)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd., Suite 503, Miami, FL	33132
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 29, 2022, Smart for Life Inc. (the “Company”) acquired all of the issued and outstanding membership interests of Ceautamed Worldwide, LLC (“Ceautamed”), pursuant to a securities purchase agreement, dated March 14, 2022, among the Company, RMB Industries, Inc., RTB Childrens Trust and D&D Hayes, LLC, as amended.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on August 4, 2022 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Ceautamed for the year ended December 31, 2021 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited consolidated financial statements of Ceautamed for the six months ended June 30, 2022 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated March 14, 2022, among Smart for Life, Inc., Ceautamed Worldwide, LLC, RMB Industries, Inc., RTB Childrens Trust and D&D Hayes, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 16, 2022)
10.2	First Amendment to Securities Purchase Agreement, dated July 29, 2022, among Smart for Life, Inc., Ceautamed Worldwide, LLC, RMB Industries, Inc., RTB Childrens Trust and D&D Hayes, LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on August 4, 2022)
10.3	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RMB Industries, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on August 4, 2022)
10.4	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RTB Childrens Trust on July 29, 2022 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 4, 2022)
10.5	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to D&D Hayes, LLC on July 29, 2022 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on August 4, 2022)
10.6	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to RMB Industries, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on August 4, 2022)
10.7	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to RTB Childrens Trust on July 29, 2022 (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on August 4, 2022)
10.8	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to D&D Hayes, LLC on July 29, 2022 (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on August 4, 2022)
10.9	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to RMB Industries, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on August 4, 2022)
10.10	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to D&D Hayes, LLC on July 29, 2022 (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on August 4, 2022)
10.11	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to Bactolac Pharmaceuticals, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on August 4, 2022)
10.12	Secured Subordinated Promissory Note issued by Smart for Life, Inc. to Stuart Benson on July 29, 2022 (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on August 4, 2022)
10.13	Note Purchase Agreement, dated July 29, 2022, between Smart for Life, Inc. and Joseph X. Xiras (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on August 4, 2022)
10.14	Original Issue Discount Secured Subordinated Note issued by Smart for Life, Inc. to Joseph X. Xiras on July 29, 2022 (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on August 4, 2022)
10.15	Form of Debenture Purchase Agreement (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on August 4, 2022)
10.16	Form of Debenture (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on August 4, 2022)
99.1	Audited Consolidated Financial Statements of Ceautamed Worldwide, LLC for the Year Ended December 31, 2021
99.2	Unaudited Combined Financial Statements of Ceautamed Worldwide, LLC for the Six Months Ended June 30, 2022
99.3	Unaudited Pro Forma Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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